UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2016
____________________
SPIRIT AIRLINES, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-35186 (Commission File Number)	38-1747023 (IRS Employer Identification Number)

2800 Executive Way
Miramar, Florida 33025
(Address of principal executive offices, including Zip Code)

(954) 447-7920
(Registrant's telephone number, including area code)
____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On March 29, 2016, the Board of Directors of Spirit Airlines, Inc. (“Spirit”) appointed Myrna M. Soto to Spirit's Board of Directors, effective immediately. The Board of Directors further appointed Ms. Soto to serve on the Board's Compensation Committee as well as on the Board's Safety, Security and Operations Committee, also effective March 29, 2016. Ms. Soto will be compensated for her service as a director on the same basis as other non-employee directors of Spirit. Compensation for Spirit's non-employee directors is described in Spirit's proxy statement for its 2015 annual meeting of stockholders as filed with the Securities and Exchange Commission on April 28, 2015.

Ms. Soto was designated a class II director and will be up for re-election at Spirit's 2016 annual meeting of stockholders to be held on June 14, 2016.

A copy of Spirit's press release announcing Ms. Soto's appointment to the Board of Directors is attached to this report as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Spirit Airlines' Board of Directors Appoints Myrna M. Soto as New Board Member

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 31, 2016

SPIRIT AIRLINES, INC.
By: /s/ Thomas Canfield
Name: Thomas Canfield
Title: Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Spirit Airlines' Board of Directors Appoints Myrna M. Soto as New Board Member